APPENDIX X

Agency Code 12000	Contract No. C-017720
Period 4/1/05 – 9/30/05	Funding Amount for Period Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through
The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany, NY 12237, (hereinafter referred to as the STATE), and WellCare of New
York, Inc., (hereinafter referred to as the CONTRACTOR), to modify Contract Number C017720 by substituting the attached Appendix L Approved Capitation Payment Rates for the FHPlus Program. The effective date of these modifications is April 1, 2005.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE		STATE AGENCY SIGNATURE

By:	_/s/ Todd S. Farha	By:	_/s/ Donna Frescatore

     Todd S. Farha     Donna Frescatore

Printed Name Printed Name

Title: _President and CEO     Title:      Deputy Director, OMC

Date:	July 1, 2005	Date: July 25, 2005

State Agency Certification:

In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract.

STATE OF FLORIDA	)
)SS.:
County of Hillsborough	)

On the _1st      day of      July       20     05     , before me personally appeared      Todd S. Farha     , to me known, who being by me duly sworn, did depose
and say that he resides at      Tampa, Florida      ,
that he is the _President and CEO     of _WellCare of New York, Inc.     , the corporation described herein which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

(Notary) Kathleen R. Casey

STATE COMPTROLLER’S SIGNATURE	Title:	_for the State Comptroller

/s/Maryann Yurbon	Date:	_August 18, 2005

Appendix L

Family Health Plus

Approved Capitation Payment Rates

for the FHPlus Program

FHPlus
Appendix X
April 1, 2005WELLCARE OF NEW YORK, INC.

Family Health Plus Rates
Effective April 1, 2005
Optional
benefits covered

					Family	Dental
					Planning	—
	Adults with	Adults without	Adults without
County	Children 19 - 64	Children 19 - 29	Children 30 - 64	Maternity Kick

ALBANY	$249.08	$306.31	$358.88	$4,661.82	Yes	Yes

COLUMBIA	$274.42	$304.61	$424.11	$4,661.82	Yes	Yes

DUTCHESS	$223.77	$273.11	$335.15	$4,661.82	Yes	Yes

GREENE	$274.42	$304.61	$424.11	$4,661.82	Yes	Yes

ORANGE	$223.77	$273.11	$335.15	$4,661.82	Yes	Yes

RENSSELAER	$249.08	$306.31	$358.88	$4,661.82	Yes	Yes

ROCKLAND	$253.14	$303.06	$328.52	$4,661.82	Yes	Yes

ULSTER	$223.77	$273.11	$335.15	$4,661.82	Yes	Yes

NEW YORK CITY	$208.52	$201.72	$308.40	$4,834.20	Yes	Yes